EXHIBIT s

LIMITED POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that STEWART E. CONNER (“Principal”) does hereby nominate, constitute and appoint each of Nathan I. Partain and T. Brooks Beittel, with full power to act alone, as Principal’s true and lawful agent and attorney-in-fact, for him and in his name, place and stead, to execute and deliver on behalf of Principal, any registration statements on Form N-2 filed by DNP Select Income Fund Inc. in connection with a public offering of its preferred shares, including any and all pre-effective and post-effective amendments to such registration statements and supplements or other instruments in connection therewith (the “Documents”), and generally to do all such things in Principal’s name and behalf in connection therewith as said attorney-in-fact shall approve, as evidenced by said attorney-in-fact’s execution and delivery of the Documents.

     This Limited Power of Attorney shall be irrevocable until June 30, 2006, on which date this Limited Power of Attorney shall terminate.

     IN WITNESS WHEREOF, Principal has executed this Limited Power of Attorney as of this 12th day of December, 2005.

/s/ STEWART E. CONNER

Name: Stewart E. Conner

LIMITED POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that CONNIE K. DUCKWORTH (“Principal”) does hereby nominate, constitute and appoint each of Nathan I. Partain and T. Brooks Beittel, with full power to act alone, as Principal’s true and lawful agent and attorney-in-fact, for her and in her name, place and stead, to execute and deliver on behalf of Principal, any registration statements on Form N-2 filed by DNP Select Income Fund Inc. in connection with a public offering of its preferred shares, including any and all pre-effective and post-effective amendments to such registration statements and supplements or other instruments in connection therewith (the “Documents”), and generally to do all such things in Principal’s name and behalf in connection therewith as said attorney-in-fact shall approve, as evidenced by said attorney-in-fact’s execution and delivery of the Documents.

     This Limited Power of Attorney shall be irrevocable until June 30, 2006, on which date this Limited Power of Attorney shall terminate.

     IN WITNESS WHEREOF, Principal has executed this Limited Power of Attorney as of this 12th day of December, 2005.

/s/ CONNIE K. DUCKWORTH

Name: Connie K. Duckworth

LIMITED POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that ROBERT J. GENETSKI (“Principal”) does hereby nominate, constitute and appoint each of Nathan I. Partain and T. Brooks Beittel, with full power to act alone, as Principal’s true and lawful agent and attorney-in-fact, for him and in his name, place and stead, to execute and deliver on behalf of Principal, any registration statements on Form N-2 filed by DNP Select Income Fund Inc. in connection with a public offering of its preferred shares, including any and all pre-effective and post-effective amendments to such registration statements and supplements or other instruments in connection therewith (the “Documents”), and generally to do all such things in Principal’s name and behalf in connection therewith as said attorney-in-fact shall approve, as evidenced by said attorney-in-fact’s execution and delivery of the Documents.

     This Limited Power of Attorney shall be irrevocable until June 30, 2006, on which date this Limited Power of Attorney shall terminate.

     IN WITNESS WHEREOF, Principal has executed this Limited Power of Attorney as of this 14th day of December, 2005.

/s/ ROBERT J. GENETSKI

Name: Robert J. Genetski

LIMITED POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that FRANCIS E. JEFFRIES (“Principal”) does hereby nominate, constitute and appoint each of Nathan I. Partain and T. Brooks Beittel, with full power to act alone, as Principal’s true and lawful agent and attorney-in-fact, for him and in his name, place and stead, to execute and deliver on behalf of Principal, any registration statements on Form N-2 filed by DNP Select Income Fund Inc. in connection with a public offering of its preferred shares, including any and all pre-effective and post-effective amendments to such registration statements and supplements or other instruments in connection therewith (the “Documents”), and generally to do all such things in Principal’s name and behalf in connection therewith as said attorney-in-fact shall approve, as evidenced by said attorney-in-fact’s execution and delivery of the Documents.

     This Limited Power of Attorney shall be irrevocable until June 30, 2006, on which date this Limited Power of Attorney shall terminate.

     IN WITNESS WHEREOF, Principal has executed this Limited Power of Attorney as of this 12th day of December, 2005.

/s/ FRANCIS E. JEFFRIES

Name: Francis E. Jeffries

LIMITED POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that NANCY LAMPTON (“Principal”) does hereby nominate, constitute and appoint each of Nathan I. Partain and T. Brooks Beittel, with full power to act alone, as Principal’s true and lawful agent and attorney-in-fact, for her and in her name, place and stead, to execute and deliver on behalf of Principal, any registration statements on Form N-2 filed by DNP Select Income Fund Inc. in connection with a public offering of its preferred shares, including any and all pre-effective and post-effective amendments to such registration statements and supplements or other instruments in connection therewith (the “Documents”), and generally to do all such things in Principal’s name and behalf in connection therewith as said attorney-in-fact shall approve, as evidenced by said attorney-in-fact’s execution and delivery of the Documents.

     This Limited Power of Attorney shall be irrevocable until June 30, 2006, on which date this Limited Power of Attorney shall terminate.

     IN WITNESS WHEREOF, Principal has executed this Limited Power of Attorney as of this 12th day of December, 2005.

/s/ NANCY LAMPTON

Name: Nancy Lampton

LIMITED POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that CHRISTIAN H. POINDEXTER (“Principal”) does hereby nominate, constitute and appoint each of Nathan I. Partain and T. Brooks Beittel, with full power to act alone, as Principal’s true and lawful agent and attorney-in-fact, for him and in his name, place and stead, to execute and deliver on behalf of Principal, any registration statements on Form N-2 filed by DNP Select Income Fund Inc. in connection with a public offering of its preferred shares, including any and all pre-effective and post-effective amendments to such registration statements and supplements or other instruments in connection therewith (the “Documents”), and generally to do all such things in Principal’s name and behalf in connection therewith as said attorney-in-fact shall approve, as evidenced by said attorney-in-fact’s execution and delivery of the Documents.

     This Limited Power of Attorney shall be irrevocable until June 30, 2006, on which date this Limited Power of Attorney shall terminate.

     IN WITNESS WHEREOF, Principal has executed this Limited Power of Attorney as of this 14th day of December, 2005.

/s/ CHRISTIAN H. POINDEXTER

Name: Christian H. Poindexter

LIMITED POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that CARL F. POLLARD (“Principal”) does hereby nominate, constitute and appoint each of Nathan I. Partain and T. Brooks Beittel, with full power to act alone, as Principal’s true and lawful agent and attorney-in-fact, for him and in his name, place and stead, to execute and deliver on behalf of Principal, any registration statements on Form N-2 filed by DNP Select Income Fund Inc. in connection with a public offering of its preferred shares, including any and all pre-effective and post-effective amendments to such registration statements and supplements or other instruments in connection therewith (the “Documents”), and generally to do all such things in Principal’s name and behalf in connection therewith as said attorney-in-fact shall approve, as evidenced by said attorney-in-fact’s execution and delivery of the Documents.

     This Limited Power of Attorney shall be irrevocable until June 30, 2006, on which date this Limited Power of Attorney shall terminate.

     IN WITNESS WHEREOF, Principal has executed this Limited Power of Attorney as of this 12th day of December, 2005.

/s/ CARL F. POLLARD

Name: Carl F. Pollard

LIMITED POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that DAVID J. VITALE (“Principal”) does hereby nominate, constitute and appoint each of Nathan I. Partain and T. Brooks Beittel, with full power to act alone, as Principal’s true and lawful agent and attorney-in-fact, for him and in his name, place and stead, to execute and deliver on behalf of Principal, any registration statements on Form N-2 filed by DNP Select Income Fund Inc. in connection with a public offering of its preferred shares, including any and all pre-effective and post-effective amendments to such registration statements and supplements or other instruments in connection therewith (the “Documents”), and generally to do all such things in Principal’s name and behalf in connection therewith as said attorney-in-fact shall approve, as evidenced by said attorney-in-fact’s execution and delivery of the Documents.

     This Limited Power of Attorney shall be irrevocable until June 30, 2006, on which date this Limited Power of Attorney shall terminate.

     IN WITNESS WHEREOF, Principal has executed this Limited Power of Attorney as of this 12th day of December, 2005.

/s/ DAVID J. VITALE

Name: David J. Vitale